                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------


       Date of Report (date of earliest event reported): October 15, 1997

                               Dime Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                         1-13094                11-3197414
  (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)


  589 Fifth Avenue, New York, New York                              10017
   (Address of Principal Executive Offices)                       (Zip Code)


  Registrant's telephone number, including area code: (212) 326-6170

                                 Not Applicable
          (Former Name or Former Address, if changed since last Report)

Item 2.     Acquisition or Disposition of Assets.

           On October 15,1997, Dime Bancorp, Inc. (the "Registrant") consummated the acquisition (the "Acquisition") of North American Mortgage Company, a Delaware corporation ("NAMC"), in accordance with the terms of the Agreement and Plan of Combination, dated as of June 22, 1997 and amended and restated as of July 31, 1997 (the "Agreement"), by and among NAMC, the Registrant, The Dime Savings Bank of New York, FSB and 47th Street Property Corporation. The Agreement was previously filed with the Securities and Exchange Commission (the "Commission") on September 12, 1997 as Appendix A to the NAMC Proxy Statement/Prospectus dated September 15, 1997 under cover of the Registrant's Registration Statement on Form S-4 (Registration No. 333-35565) (the "Form S-4"), and the Acquisition is described more fully therein. Form S-4 is incorporated by reference herein.

           The Registrant announced the consummation of the Acquisition in a press release on October 15, 1997. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7.    Financial Statements, Pro Forma
           Financial Information and Exhibits.

           (a) Financial Statements of the Business Acquired. The following documents previously filed with the Commission are incorporated by reference in this Current Report:

                 (i) NAMC's Annual Report on Form 10-K, as amended by Amendment No.1 on Form 10-K/A to NAMC's Annual Report on Form 10-K for the year ended December 31, 1996; and

                 (ii) NAMC's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.

           (b) Pro Forma Financial Information. The pro forma financial information set forth on pages 42 through 47 of the Form S-4 is incorporated by reference in this Current Report.

           (c) Exhibits. The following exhibits are attached to this Current Report.

           13.1 - NAMC's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A to NAMC's Annual Report on Form 10-K, for the year ended December 31, 1996 (Registration No. 1-11017)(incorporated by reference herein)

           13.2 - NAMC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (Registration No. 1-11017) (incorporated by reference herein)

           13.3 - NAMC's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (Registration No. 1-11017) (incorporated by reference herein)

           23 -   Consent of Ernst & Young

           99.1 - Press Release, dated October 15, 1997, issued by the
                  Registrant

           99.2 - The Registrant's Registration Statement on Form S-4, filed with the Commission on September 12, 1997 (Registration No. 333-35565) (incorporated by reference herein)

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    DIME BANCORP, INC.



                                    By:   /s/ Lawrence J. Toal
                                          _____________________________________
                                          Lawrence J. Toal
                                          Chief Executive Officer,
                                          President and Chief Operating Officer



Date: October 30, 1997

                                 EXHIBIT INDEX


Exhibit                       Item                                        Page


 13.1 NAMC's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A to NAMC's Annual Report on Form 10-K, for the year ended December 31, 1996 (Registration No. 1-11017)(incorporated by reference herein)

 13.2 NAMC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (Registration No. 1-11017) (incorporated by reference herein)

 13.3 NAMC's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (Registration No. 1-11017) (incorporated by reference herein)

 23         Consent of Ernst & Young                                       5

 99.1       Press Release, dated October 15, 1997, issued by the           6
            Registrant

 99.2 Pages 42 through 47 and Appendix A of the Registrant's Registration Statement on Form S-4, filed with the Commission on September 12, 1997 (Registration
            No. 333-35565) (incorporated by reference herein)